T H E  E M E R G I N G

                              M E X I C O

                              F U N D ,  I N C .

                              SEMI-ANNUAL REPORT

                              DECEMBER 31, 1997







               SANTANDER
        MANAGEMENT INC. [LOGO]

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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION

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THE FUND

The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A.

Gestion Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser, serves as the Fund's sub-adviser in Mexico.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF".

Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar PNC Bank, National Association, at
(800) 852-4750.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Dividend



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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION (continued)

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Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock in the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than thirty days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares resulting in the acquisition of fewer shares than if

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THE EMERGING MEXICO FUND, INC.
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the dividend had been paid in newly issued shares on the dividend payment date.
Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information required by shareholders for their tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends.

Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware 19809 or by calling
(800) 852-4750.

CORPORATE DEVELOPMENTS

On February 26, 1998, the Board of Directors adopted certain amendments to the Fund's By-Laws, including an amendment generally requiring that advance notice be given to the Fund in the event a stockholder desires to

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THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION (concluded)

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nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days prior to the anniversary date of the prior year's annual meeting.

The notice provision was adopted to afford stockholders a fair opportunity to present matters for consideration at stockholder meetings while assuring that stockholders and Directors will have a reasonable opportunity to thoughtfully consider the matters proposed and to allow for full information to be distributed to all stockholders about all sides of the particular issue.

The foregoing summary of the terms of the changes to the By-Laws does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of amended and restated By-Laws filed with the Securities and Exchange Commission as an Exhibit to the Fund's Form N-SAR for the period ended December 31, 1997.


DISCOUNT TO NET ASSET VALUE

Some shareholders have expressed concern about the discounts to net asset value that closed-end country funds have been trading at in recent years. The Directors of your Fund share these concerns and would like to take this opportunity to inform you of their deliberations on the matter and their continued belief in the structure of the Fund.

Shares of closed-end funds frequently trade at a discount to their net asset value. In recent years, the attractiveness of the U.S. stock market relative to the Mexican market and volatility in the Mexican stock market have contributed to a decrease in demand for shares of the Fund. For the six months ended December 31, 1997, the Fund's net asset value return was 20.44% while its market price return was 14.86%. The discount to net asset value ranged from 15.38% to 26.16% and averaged approximately 21% during the same period. As of February 19, 1998, the Fund's discount to net asset value was 17.9%. The other Latin American closed-end single country equity funds had discounts of a similar magnitude as of this date. Discounts do not always prevail, however, and many investors may recall periods in 1993, 1994 and 1995 when the Fund's shares traded at a premium to their net asset value.

Your Directors review the Fund's discount at every Board meeting and have consistently considered and studied many steps aimed at reducing it,

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THE EMERGING MEXICO FUND, INC.
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including, among others, share repurchase programs, tender offers for outstanding shares, increased investor relations efforts, managed dividends, utilization of leverage, open-ending the Fund and liquidating the Fund's assets. Through their research, the Directors have found that to date share repurchases and tender offers have most often produced disappointing results. In addition, the Board feels that liquidating the portfolio would deprive stockholders of long-term investment opportunities in the Mexican market and that open-ending would be inappropriate for the reasons stated below. The Fund has been increasing its investor relations efforts and in this regard has been successful in obtaining a substantial increase in research coverage in the past year.

The Board of Directors believes that the closed-end structure is currently the appropriate structure for a single country fund investing in Mexican equity securities. The closed-end format is particularly beneficial given the emphasis on small- and mid-cap high growth stocks that has contributed to the strong performance of the Fund. During the two-year period ended December 31, 1997, the cumulative net asset value return of the Fund was 96.45% as compared to 88.21% for the Mexican stock exchange index. During this period, the Fund also outperformed the other two U.S. registered Mexican country funds and the top three domestic Mexican funds. The closed-end format allows the Fund's manager to maintain a fully invested portfolio and to concentrate on achieving the highest investment return possible. An open-end structure, on the other hand, would disrupt the Fund's current portfolio strategies by requiring the Fund to maintain unproductive cash reserves to meet potential redemptions and to lessen its current emphasis on small- and mid-cap stocks because of the liquidity requirements of an open-end fund. It could also require the sale of securities in the Mexican market in volatile times when it is not in the best interests of the Fund and its stockholders. Additionally, open-ending would likely involve tax considerations and increased expenses which could have adverse effects on both long-term investors and new investors who purchase shares after conversion.

In conclusion, it is the Directors' considered judgement that the closed-end structure presents the most significant advantages over the long-term. The Directors will, of course, continue to review the discount and reconsider appropriate steps to reduce it at each quarterly Board meeting.

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THE EMERGING MEXICO FUND, INC.
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LETTER TO SHAREHOLDERS

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                                                               February 2, 1998

Dear Shareholders:

We are pleased to present the semi-annual report of The Emerging Mexico Fund, Inc. (the "Fund") for the six months ended December 31, 1997.

The Fund's per share net asset value at December 31, 1997 was $13.61, representing a 20.44% increase during the six month period. The closing market price on the New York Stock Exchange on December 31, 1997 was $10.625, an increase of 14.86% during the six month period. On December 31, 1997, the Fund's net assets aggregated $175.8 million and the price on the New York Stock Exchange ranged from a high of $11.94 on October 3, 1997 to a low of $7.75 on October 28, 1997. The discount to net asset value during the six month period ranged from 15.38% on July 9, 1997 to 26.16% on September 22, 1997.

THE MEXICAN ECONOMY

During the second half of 1997, the Mexican economy performed far better than expected. Gross Domestic Product ("GDP") rose 8.1% in the third quarter of 1997 and we anticipate full year growth to exceed 7.0%, the strongest growth since 1981. Despite volatility in the Mexican financial markets in October and November resulting from the Asian crisis, industrial output and retail sales increased in excess of 8% on a year to year basis during this period, confirming that domestic demand continues to recover at an impressive pace.

After two years of an export-led recovery, we expect domestic demand to be the primary driver of economic growth during 1998. We anticipate private consumption will grow approximately 5.5%, sustained by higher employment and a gradual recovery of real wages. Private investment should also contribute to growth, as real interest rates are expected to remain in the relatively low range of 5-6%. We believe Mexican exporters will be adversely affected as inexpensive Asian exports make their way into international markets and the U.S. economy posts slower growth. As such, we expect domestic demand to compensate for a slowdown in exports and estimate that GDP will grow by approximately 5% in 1998.

Despite strong economic growth, inflation continued downward, ending 1997 at 15.7% compared to 27.2% in 1996. This was very close to the 15% official

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THE EMERGING MEXICO FUND, INC.
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target rate and much lower than what analysts had predicted at the beginning of the year. Consequently, interest rates closed the year at 18.8%, well below the 1996 year-end level of 27.25%. We expect interest rates to continue on a moderate downward course and average approximately 16% during 1998. We believe lower rates will be difficult to attain because of the expected depreciation of the peso and because recovering domestic demand should create some resistance to inflation falling below 13%.

The government's exchange rate policy of a "free floating" currency has enabled the economy to adjust to external changes through market forces. During October 1997, the peso suffered a correction due to concerns regarding the Asian crisis. The peso strengthened toward year-end, however, as investors realized that Mexico's economic fundamentals remain sound. The peso depreciated only 2.5% in 1997. For 1998, we expect the exchange rate to react to the deterioration of Mexico's current account balance and reach approximately MXP8.84/US$1.00 by year-end, a depreciation of approximately 10%. The possibility that the peso could strengthen in real terms in 1998, despite the expected weakening of external accounts, is somewhat worrisome and, we believe, could have adverse effects on the level of economic growth.

The Ministry of Finance's proficient strategy for debt management over the last two years has given the country adequate strength to face this year's expected reduction in global debt market liquidity, which could result from the flight to quality effect. Last year's solid accumulation of foreign assets should providea safety valve in the unlikely case that the Asian situation deterioratesto the point where global markets are unwilling to roll-over Latin American sovereign debt.

On the political front, President Zedillo managed to overcome the hurdles of gaining approval of the 1998 fiscal budget without major modifications, and to secure swift approval of his appointee for the new Governor of the Central Bank. Nevertheless, renewed violence in the State of Chiapas prompted the President to introduce changes at the highest level of his cabinet. We expect opposition parties to be very active in 1998, a year during which local elections will be held to replace ten state governors (nine of which are currently held by the PRI). However, we do not expect these events to have any significant adverse impact on the investment climate.

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THE EMERGING MEXICO FUND, INC.
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LETTER TO SHAREHOLDERS (CONCLUDED)

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Despite the generally weaker outlook for the global economy, we maintain our positive view for the Mexican economy based on its solid fundamentals. Since growth prospects for 1998 are based on a recovery in domestic demand, Mexico should be less vulnerable than other emerging markets to the Asian crisis and to a slowdown in the U.S. economy.

THE MEXICAN MARKET

During the second half of 1997, the Mexican stock market suffered from the high volatility that the Asian crisis brought to international financial markets. Despite large daily fluctuations during this period, the Mexican Stock Index ("IPC") registered a 17.3% return in peso terms, appreciating 15.4% in U.S. dollar terms. In 1997, the IPC rose 51.8% in dollar terms, one of the largest returns offered by an international equity market for the year. We believe the market will continue to experience high volatility over the short-term.

Mexico's solid fundamentals helped the markets weather the effects of the Asian crisis. Third quarter corporate results continued to reflect strong domestic and overall economic recovery. Companies in the beverage, retail, hotel and industrial sectors posted real double digit growth in sales and operating profits on a consolidated basis compared to the prior year. Cement companies have continued to see volumes increase as prices begin to recover. Mining companies will likely suffer from weakening international commodity prices.

Supported by solid economic fundamentals, our long-term outlook for the Mexican market remains positive. We are, however, concerned about the potential effects of a prolonged crisis in Asia. The primary factors we expect to drive the market include:

     o Solid domestic economic growth (consumption), with weakening external accounts.

     o A slowdown in U.S. economic growth, with stable to declining interest rates.

     o    Concrete steps toward resolving the Asian crisis.

     o International money flows into emerging markets that should benefit Latin American markets and Mexico as Asian markets remain in turmoil.

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THE EMERGING MEXICO FUND, INC.

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THE PORTFOLIO

The Fund has maintained its strategy of investing 95-100% of its assets in Mexican stocks and focusing on high growth companies seeking attractive opportunities in small, medium and large capitalization stocks such as Grupo Comercial Gomo, Pasteleria Francesa, Fomento Economico Mexicano and Grupo Televisa. This strategy has resulted in a portfolio with a large concentration of small- and medium-size capitalization stocks, with some liquidity restrictions. We believe that the Fund's closed-end status enables it to develop a sound investment strategy for the long-term benefit of the its shareholders. During 1997, the Fund's net asset value increased 51.4%.

During 1997, the Fund rebalanced its portfolio toward more domestically-oriented growth companies. In light of the trends we expect to see in the international markets in the coming months, namely weak commodity prices, a slowdown in the U.S. economy and deceleration of Mexican export growth, we continued to focus on domestic investment opportunities during the fourth quarter. We remain confident that the recovery in the Mexican market will continue to support the Fund's focus on companies with primarily domestic exposure.

The Emerging Mexico Fund will continue to seek long-term capital appreciation by focusing on growth companies with solid management and outstanding prospects. We are confident that Mexico's solid long-term fundamentals, despite the short-term volatility affecting international financial markets, will continue to attract equity investors and, in turn, provide attractive returns to our shareholders.

Thank you for your continued interest in the Fund.


Sincerely,


/s/ GONZALO DE LAS HERAS                       /s/ PABLO MANCERA DE ARRINGUNAGA
--------------------------------               -------------------------------
    Gonzalo de Las Heras                          Pablo Mancera de Arringunaga
           President                                    Portfolio Manager

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THE EMERGING MEXICO FUND, INC.
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PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997 (unaudited)

--------------------------------------------------------------------------------
EQUITIES -- 96.26%
--------------------------------------------------------------------------------

   Shares                                                          Value
------------                                                   ------------

BUILDING MATERIALS & CEMENT -- 5.51%
    653,000   Cemex, S.A. de C.V.--Series CPO* .............   $ 2,957,332
    768,400   Cemex, S.A. de C.V. ADR* .....................     6,723,500
                                                               -----------
                                                                 9,680,832
                                                               -----------

COMMUNICATIONS -- 9.14%
  1,391,000   Carso Global Telecom, S.A. de C.V.--Series A1      5,653,280
    441,000   Grupo Televisa, S.A. de C.V.--Series CPO* ....     8,584,487
    319,408   T.V. Azteca, S.A. de C.V.--Series CPO* .......     1,820,552
                                                               -----------
                                                                16,058,319
                                                               -----------
CONSTRUCTION -- 5.75%
  1,647,800   Corporacion Geo, S.A. de C.V.--Series B* .....    10,106,697
                                                               -----------
ENTERTAINMENT-- 2.97%
    672,000   Corporacion Interamericana de Entretenimiento,
                S.A. de C.V.--Series B* ....................     5,229,118
                                                               -----------
FINANCIAL SERVICES -- 7.32%
 16,867,000   Grupo Financiero Bancomer, S.A. de C.V.--
                Series B* ..................................    10,867,778
  1,149,000   Grupo Financiero Banorte, S.A. de C.V.--
                Series B* ..................................     2,001,727
                                                               -----------
                                                                12,869,505
                                                               -----------
FOOD, BEVERAGE, TOBACCO -- 17.04%
  1,703,000   Fomento Economico Mexicano, S.A. de C.V.--
                Series B ...................................    13,610,495
  1,732,000   Grupo Embotelladoras Unidas, S.A. de C.V.--
                Series B* ..................................     3,862,958
    169,000   PanAmerican Beverages, S.A. de C.V.--
                Series A ADR ...............................     5,513,625
  3,164,000   Pasteleria Francesa, S.A. de C.V.* ...........     1,450,567
  2,315,000   PepsiGemex, S.A. de C.V.--Series CPO .........     5,507,465
                                                               -----------
                                                                29,945,110
                                                               -----------

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THE EMERGING MEXICO FUND, INC.
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   Shares                                                                Value
------------                                                          ----------
INDUSTRIAL CONGLOMERATES -- 15.63%
   1,054,000   Alfa, S.A. de C.V. ................................   $ 7,143,771
     995,000   Desc, S.A. de C.V.--Series B* .....................     9,505,545
      40,800   Grupo Carso, S.A. de C.V. ADR .....................       540,600
   1,251,000   Sanluis Corporacion, S.A. de C.V.--Series CPO .....    10,277,096
                                                                     -----------
                                                                      27,467,012
                                                                     -----------
LODGING -- 1.00%
   8,914,000   Grupe, S.A. de C.V.--Series B* ....................     1,767,226
                                                                     -----------
METALS & MINING -- 7.23%
   1,330,000   Industrias CH, S.A. de C.V.--Series B* ............     7,976,210
      30,000   Tubos de Acero de Mexico, S.A.* ...................       646,428
     189,000   Tubos de Acero de Mexico, S.A. ADR* ...............     4,087,125
                                                                     -----------
                                                                      12,709,763
                                                                     -----------
PAPER -- 4.64%
   8,048,000   Empaques Ponderosa, S.A.--Series B* ...............     6,940,596
     250,000   Kimberly-Clark de Mexico, S.A. de C.V.--
                Series A .........................................     1,223,592
                                                                     -----------
                                                                       8,164,188
                                                                     -----------
RETAIL -- 10.80%
   7,207,000   Controladora Comercial Mexicana, S.A. de C.V.--
                Series UBC* ......................................     9,394,417
   2,182,000   Soriana, S.A. de C.V.--Series B ...................     9,598,042
                                                                     -----------
                                                                      18,992,459
                                                                     -----------
SPECIALTY RETAIL -- 9.23%
     873,000   Data Capital, S.A. de C.V.* .......................     1,417,050
     388,000   Grupo Comercial Gomo, S.A. de C.V.* ...............       725,953
   8,114,000   Grupo Elektra, S.A. de C.V ........................    14,075,460
                                                                     -----------
                                                                      16,218,463
                                                                     -----------
TOTAL EQUITIES
 (cost--$125,275,990) ............................................   169,208,692
                                                                     -----------
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THE EMERGING MEXICO FUND, INC.

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PORTFOLIO OF INVESTMENTS (concluded)
December 31, 1997 (unaudited)

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CALL OPTION PURCHASED -- 2.99%

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Contracts                                                               Value
---------                                                            -----------
400,000   Mexico Custom Stock Basket
           European bull spread call, expiring 5/6/98 with a
           $100-$125 spread* (cost--$3,600,000)                     $  5,250,860
                                                                    ------------
--------------------------------------------------------------------------------
TIME DEPOSITS -- 0.17%
--------------------------------------------------------------------------------

Principal
 Amount
---------
  $200,000   Bank of Montreal, 4.50% .............................       200,000
    90,000   Brown Brothers Harriman & Co.
              Grand Cayman, 4.25%+ ...............................        90,000
                                                                    ------------
TOTAL TIME DEPOSITS (cost--$290,000) .............................       290,000
                                                                    ------------
TOTAL INVESTMENTS (cost--$129,165,990)--99.42% ...................   174,749,552
OTHER ASSETS LESS LIABILITIES--0.58% .............................     1,025,239
                                                                    ------------
NET ASSETS (applicable to 12,913,231 shares; equivalent
  to $13.61 per share)--100.00% ..................................  $175,774,791
                                                                    ============
------------

ADR American Depositary Receipt.

* Non-income producing security.

+ Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.

                 See accompanying notes to financial statements.


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THE EMERGING MEXICO FUND, INC.
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STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (unaudited)

--------------------------------------------------------------------------------

ASSETS

   Investments, at value (cost--$129,165,990) ...................  $174,749,552
   Cash (including Mexican pesos with a cost and value
    of $7,870) ..................................................        10,200
   Receivable for investments sold ..............................     6,287,402
                                                                   ------------
      Total assets ..............................................   181,047,154
                                                                   ------------
LIABILITIES
   Payable for investments purchased ............................     4,785,351
   Investment advisory fee payable ..............................       128,628
   Administration fee payable ...................................        24,990
   Other accrued expenses .......................................       333,394
                                                                   ------------
      Total liabilities .........................................     5,272,363
                                                                   ------------
NET ASSETS
   Common stock, $0.10 par value; 12,913,231 shares issued
    and outstanding (100,000,000 shares authorized) .............     1,291,323
   Additional paid-in capital ...................................   134,878,287
   Net investment loss ..........................................      (299,241)
   Accumulated net realized loss ................................    (5,678,427)
   Net unrealized appreciation of investments and other assets
    and liabilities denominated in Mexican pesos ................    45,582,849
                                                                   ------------
      Net assets applicable to shares outstanding ...............  $175,774,791
                                                                   ============
NET ASSET VALUE PER SHARE .......................................        $13.61
                                                                         ======



                 See accompanying notes to financial statements.


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THE EMERGING MEXICO FUND, INC.
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STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ....................................................   $   551,435
   Interest (net of Mexican withholding taxes of $8,236) ........       472,387
                                                                    -----------
                                                                      1,023,822
                                                                    -----------
EXPENSES
   Investment advisory fees .....................................       758,579
   Custodian and accounting fees ................................       180,346
   Administration fees ..........................................       147,461
   Legal and audit fees .........................................        98,104
   Reports to shareholders ......................................        56,400
   Public relations expense .....................................        25,560
   Directors' fees and expenses .................................        24,680
   Transfer agent fees and expenses .............................        16,560
   Miscellaneous expenses .......................................        15,373
                                                                    -----------
                                                                      1,323,063
                                                                    -----------
NET INVESTMENT LOSS .............................................      (299,241)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
 WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
    Investments .................................................    24,275,503
    Options written .............................................      (571,926)
    Foreign currency transactions ...............................      (260,143)
   Net change in unrealized appreciation/depreciation of:
    Investments .................................................     6,490,415
    Options written .............................................       216,044
    Other assets and liabilities denominated in Mexican pesos ...        (2,667)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
 WRITTEN AND FOREIGN CURRENCY TRANSACTIONS ......................    30,147,226
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ...........   $29,847,985
                                                                    ===========



                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   FOR THE
                                                 SIX MONTHS
                                                    ENDED          FOR THE YEAR
                                               DECEMBER 31, 1997       ENDED
                                                  (unaudited)     JUNE 30, 1997
                                               -----------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............  $   (299,241)     $    720,252
   Net realized gain on investments,
    options written and foreign currency
    transactions ..............................    23,443,434        12,333,267
   Net change in unrealized appreciation/
    depreciation of investments, options
    written and other assets and liabilities
    denominated in Mexican pesos ..............     6,703,792        23,422,950
                                                 ------------      ------------
   Total from investment operations ...........    29,847,985        36,476,469
                                                 ------------      ------------
DIVIDENDS TO SHAREHOLDERS
   From net investment income .................           --           (180,626)
   In excess of net investment income .........           --         (1,065,501)
                                                 ------------      ------------
   Total dividends to shareholders ............           --         (1,246,127)
                                                 ------------      ------------
   Net increase in net assets .................    29,847,985        35,230,342

NET ASSETS
   Beginning of period ........................   145,926,806       110,696,464
                                                 ------------      ------------
   End of period ..............................  $175,774,791      $145,926,806
                                                 ============      ============



                 See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--Securities which are regularly traded on Mexican and U.S. stock exchanges are valued at the last sales price as of the close of business on the day of valuation or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price as of the close of business on the day of valuation or, if there was no sale, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such value does not represent the fair value of such investments.

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended December 31, 1997 were as follows:

                                                 CONTRACTS          PREMIUMS
                                                 ---------          --------
Options outstanding, beginning of period .....     936,130          $  64,604
Options written ..............................   2,093,458            494,278
Options expired ..............................  (2,093,458)          (494,278)
Options terminated in closing purchase
 transactions ................................    (936,130)           (64,604)
                                                ----------          ---------
Options outstanding, end of period ...........           0          $       0
                                                ==========          =========

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults, the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

U.S. Federal Income Taxes--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required.

Mexican Withholding Taxes--Dividends distributed by Mexican companies from after tax profits are not subject to tax. However, any other dividends distributed by Mexican companies are subject to withholding tax at a rate of 35%. Interest income is subject to withholding tax at a rate of 10% with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received or at the election of the Fund, 30% tax on the realized gain. For the six months ended December 31, 1997, the Fund did not realize any gains from off-exchange transactions.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Mexican peso amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investments and other assets and liabilities denominated in Mexican pesos at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Mexican peso denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Mexican pesos. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Net realized foreign currency loss of $260,143 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in Mexican pesos, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital.

INVESTMENT ADVISER, MEXICAN ADVISER AND ADMINISTRATOR

The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Board of Directors. As compensation for its services, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of such net assets in excess of $200 million.

The Fund and the Investment Adviser have a Sub-Advisory Agreement with Gestion Santander Mexico, S.A. de C.V. (the "Mexican Adviser"), an affiliate of the Investment Adviser. Under the terms of the Sub-Advisory Agreement, the Mexican Adviser is responsible for making investment decisions on behalfof the Fund and providing other portfolio management services. As compensation for its services, the Investment Adviser, out of its investment advisory fee, pays the Mexican Adviser a monthly fee, computed weekly, at an annual rate of 0.15% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund's average weekly net assets up to $50 million, 0.18% of the Fund's next $25 million of average weekly net assets and 0.16% of such net assets in excess of $75 million, subject to a minimum annual fee of $125,000.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


TRANSACTIONS WITH AFFILIATES

Banco Santander de Negocios Mexico, S.A., an affiliate of the Investment Adviser, in its capacity as the Fund's subcustodian in Mexico, earned fees of approximately $27,500, for the six months ended December 31, 1997, of which approximately $13,700 was payable at December 31, 1997.

For the six months ended December 31, 1997, the Fund paid $6,144, $1,914, $9,238, and $1,136 in brokerage commissions to Casa de Bolsa Santander, S.A. de C.V., Casa de Bolsa Sociedad Santander, S.A. de C.V., Santander Investment Securities, Inc., and Santander Mexico, respectively, affiliates of the Investment Adviser.

The Fund paid or accrued approximately $55,000 for the six months ended December 31, 1997 for legal services to Brown & Wood LLP, the law firm in which the Fund's secretary is a partner.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $45,583,562 was composed of gross appreciation of $48,091,929 for those investments having an excess of value over cost and gross depreciation of $2,508,367 for those investments having an excess of cost over value.

For the six months ended December 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $90,327,660 and $91,496,299, respectively.

At June 30, 1997, the Fund had a capital loss carryforward of $28,465,134 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2004. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------

CAPITAL STOCK

At December 31, 1997, the Investment Adviser owned 12,000 shares of the Fund. There were no transactions in shares of common stock for the six months ended December 31, 1997 or for the year ended June 30, 1997.

CONCENTRATION OF RISK

The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

SPECIAL SHAREHOLDERS' MEETING

At a special meeting of shareholders held on October 8, 1997, shareholders voted to amend the fundamental investment restrictions of the Fund to allow the lending of portfolio securities. The resulting vote count is indicated below.

                For:                      5,005,243
                Against:                    977,494
                Abstain:                    923,997

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below.


                                               FOR THE
                                              SIX MONTHS
                                                ENDED
                                             DECEMBER 31,                           FOR THE YEAR ENDED JUNE 30,
                                                1997          ----------------------------------------------------------------------
                                             (UNAUDITED)        1997          1996             1995          1994            1993
                                             -----------      ---------     --------         --------      --------        ---------
Net asset value, beginning of period ......   $  11.30        $   8.57      $   7.02         $ 17.69       $  15.79        $  19.94
                                              --------        --------      --------         -------       --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) ..............      (0.02)           0.06          0.25*           0.43           0.08*           0.38*
Net realized and unrealized gain (loss) on
 investments, options written and foreign
 currency transactions ....................       2.33            2.77          1.67*          (8.74)          4.78*           1.29*
                                              --------        --------      --------         -------       --------        --------
  Total from investment operations ........       2.31            2.83          1.92           (8.31)          4.86            1.67
                                              --------        --------      --------         -------       --------        --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ................       --             (0.02)         --             (0.10)         (0.21)          (0.22)
In excess of net investment income ........       --             (0.08)         --               --            --              --
From net realized gain on investments .....       --              --            --             (0.92)         (2.18)          (4.68)
In excess of net realized gain on
 investments ..............................       --              --            --             (1.42)          --              --
  Total dividends and distributions to
   shareholders ...........................       --             (0.10)         --             (2.44)         (2.39)          (4.90)
                                              --------        --------      --------         -------       --------        --------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of dividend
 reinvestment .............................       --              --            --              0.03           0.02            --
Dilutive effect of rights offering ........       --              --           (0.32)            --           (0.57)          (0.86)
Offering costs charged and adjustments to
 additional paid-in capital ...............       --              --           (0.05)           0.05          (0.02)          (0.06)
                                              --------        --------      --------         -------       --------        --------
  Total capital share transactions ........       --              --           (0.37)           0.08          (0.57)          (0.92)
                                              --------        --------      --------         -------       --------        --------
Net asset value, end of period ............   $  13.61        $  11.30      $   8.57         $  7.02       $  17.69        $  15.79
                                              ========        ========      ========         =======       ========        ========
Market value, end of period ...............   $  10.63        $   9.25      $   7.00         $  8.00       $  17.38        $  14.13
                                              ========        ========      ========         =======       ========        ========
TOTAL INVESTMENT RETURN(1)(2) .............      14.86%          33.71%       (10.42)%        (41.83)%        36.71%           8.18%
                                              ========        ========      ========         =======       ========        ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ...   $175,775        $145,927      $110,696         $64,029       $158,466        $105,423
Ratio of expenses to average net assets ...       1.57%(3)        1.66%         1.77%           1.75%          1.56%           1.82%
Ratio of net investment income (loss) to
 average net assets .......................      (0.36)%(3)       0.60%         3.29%           3.38%          0.62%           2.44%
Portfolio turnover ........................         57%             71%           67%             83%            36%             53%
Average commission rate paid per share
 of common stock investments
 purchased/sold(4) ........................   $ 0.0062        $ 0.0049      $ 0.0054              --           --              --


---------------

*    Based on average shares outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.s

(2) Total investment return for a period of less than one year is not annualized.

(3)  Annualized.

(4) Disclosure effective for fiscal years beginning on or after September 1, 1995.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.


                                                             [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras            President & Director
Philip L. Bullen                Director
Edgar R. Fiedler                Director
Rodney B. Wagner                Director
Richard S. Weinert              Director
C. William Maher                Treasurer
Thomas R. Smith, Jr.            Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

MEXICAN ADVISER
--------------------------------------------------------------------------------
Gestion Santander Mexico, S.A. de C.V.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
Banco Santander de Negocios Mexico, S.A.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
--------------------------------------------------------------------------------
Brown & Wood LLP
One World Trade Center
New York, New York 10048


TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.